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                      SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                  Form 8-K/A

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of Report

(Date of earliest event reported)   November 21, 1995

                               C-TEC CORPORATION
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             (Exact name of registrant as specified in its charter)


Pennsylvania                        0-11053                23-2093008
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(State or other jurisdiction        (Commission            (IRS Employer
of Incorporation)                   File Number)           Identification No.)


               105 Carnegie Center, Princeton, New Jersey  08540
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(Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code         (609) 734-3700
                                                    ---------------------------


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         (Former name or former address, if changed since last report)

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                      Description of C-TEC Capital Stock

     The following general summary of the Common Stock is qualified in its entirety by reference to the Company's Amended and Restated Articles of Incorporation, as further amended (the "Articles of Incorporation"), a copy of which is on file with the Commission.

Classes and Number of Shares.

     The total number of shares of stock which the corporation shall have authority to issue is 125,000,000 shares, consisting of (i) 85,000,000 shares of Common Stock, par value $1.00 per share ("Common Stock") and (ii) 15,000,000 shares of Class B Common Stock, par value $1.00 per shares ("Class B Stock") and 25,000,000 shares of Preferred Stock as of Item 5.

Voting Rights and Powers

     With respect to all matters upon which shareholders are entitled to vote (including the election of directors) or to which shareholders are entitled to give consent, except as provided in the next sentence, the holders of the outstanding shares of the Common Stock and the holders of any outstanding shares of the Class B Stock, shall vote together without regard to class, and every holder of the outstanding shares of the Common Stock shall be entitled to cast one vote for each share of the Common Stock held, and every holder of any outstanding shares of the Class B Stock shall be entitled to cast fifteen votes for each share of the Class B Stock held. However, with respect to any proposed amendment to the Articles of Incorporation which would (i) increase or decrease the par value of any class, (ii) alter or change the preferences, qualifications, limitations, restrictions or special or relative rights of the shares of any class so as to affect the holders of such class adversely, (iii) increase the authorized number of shares of any class, (iv) authorize a new class of shares senior or superior in any respect to the shares of any class, or
(v) increase the number of authorized shares of any class senior or superior in any respect to the shares of any class then authorized, the approval of a majority of the votes entitled to be cast by the holders of the class affected by the proposed amendment, voting separately as a class, shall be obtained in addition to the approval of a majority of the votes entitled to be cast by the holders of the Common Stock and the Class B Stock voting together without regard to class as described above.

Dividends and Distributions

     Cash Dividends

     At any time shares of the Class B Stock are outstanding, as and when cash dividends may be declared by the Board of Directors, the cash dividends payable on shares of the Common Stock shall be in all cases at least 105% of the cash dividend payable on shares of the Class B Stock.

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     Other Dividends and Distributions

     In the case of dividends in the form of stock or other property of the Company, each share of the Common Stock and each share of the Class B Stock is equal in respect of rights and dividends except that in the case of dividends or other distributions payable in stock or stock split-ups or divisions, shares of the Class B Stock shall be distributed with respect to both the Common Stock and the Class B Stock.


Other Rights

     Except as otherwise required by the Pennsylvania Business Corporation Law or as otherwise provided in the Articles of Incorporation, each share of the Common Stock and each share of the Class B Stock has identical powers, preferences and rights, including rights in liquidation.

Conversion of Class B Stock

     Shares of Class B Stock shall be convertible at the option of the respective holders thereof, at any time, into fully paid and nonassessable shares of Common Stock on the basis of one share of Common Stock for each share of Common B Stock. Any holder of shares of the Class B Stock may elect to convert any or all of such shares at one time or at various times, in such holder's discretion.

     No payment or adjustment with respect to dividends on shares of the Common Stock or on the Class B Stock shall be made in connection with any conversion of shares of Class B Stock into shares of Common Stock except for those shares of the Class B Stock converted subsequent to the record date for the payment of a stock or cash dividend or other distribution on the shares of the Class B Stock but prior to such payment. In such an instance, the stock or cash dividend or other distribution will be paid on the Class B Stock to the registered holder of such shares as of the close of business on the record date as if no conversion had been made.

     In the event of any capital reorganization or any reclassification of the Common Stock (except for reorganizations or reclassifications involving a subdivision or combination of outstanding shares of the Common Stock), the shares of the Class B shall thereafter have the right to be converted into the number of shares of stock or other securities or property of the Company to which outstanding shares of the Common Stock would have been entitled upon the effective date of the reorganization or reclassification.

     If the shares of the Common Stock or the Class B Stock at any time outstanding shall, by reclassification or otherwise, be subdivided into a greater number of shares of combined into a lesser number of shares, the shares of Class B Stock or Common Stock, respectively, then

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outstanding shall, at the same time, be subdivided or combined, as the case may be, on the same basis.

Liquidation Preferences

     In the event of dissolution, liquidation or winding up of the Company whether voluntary or involuntary, holders of the Company Stock shall be entitled to payment out of the assets of the Company ratably in accordance with the number of shares held by them, respectively.

Duration of Class Rights and Powers

     At any time when less than 25,000 shares of Class B Stock are outstanding any shares of the Class B Stock which are then outstanding shall without any action by the Board of Directors or the holder or holders thereof, automatically convert into and become for all purposes shares of Common Stock, and the provisions of the Articles of Incorporation which provide for different voting or cash dividend rights for the Common Stock or the Class B Stock which are then outstanding shall have equal and general voting power in all matter upon which shareholders of the Company are entitled to vote or give consent, even if at such time there shall have been fixed by the Board of Directors a record date for voting of any meeting of shareholders.

General

     The transfer agent and register for the Company's shares of Common Stock, Class B Stock and Preferred Stock is the First National Bank of Boston.


                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       C-TEC CORPORATION

                                       By: /s/ Michael J. Mahoney
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                                           Name:  Michael J. Mahoney
                                           Title: President
                                                   and Chief Operating Officer


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